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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported) FEBRUARY 15, 2006



  AMERICAN EXPRESS RECEIVABLES FINANCING       AMERICAN EXPRESS RECEIVABLES FINANCING       AMERICAN EXPRESS RECEIVABLES FINANCING
              CORPORATION II                            CORPORATION III LLC                           CORPORATION IV LLC

                    (as Originators and Depositors of the American Express Credit Account Master Trust)
                    -----------------------------------------------------------------------------------
                             (Exact name of registrant as specified in its charter) on behalf of

                                                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


  DELAWARE       13-3854638    333-113579-03    DELAWARE      20-0942395    333-113579-02    DELAWARE     20-0942445   333-113579-01
  (State or       (I.R.S.      (Commission     (State or       (I.R.S.       (Commission     (State or      (I.R.S.    (Commission
    Other         Employer     File Number)      Other         Employer      File Number)       Other       Employer    File Number)
Jurisdiction   Identification                Jurisdiction   Identification                 Jurisdiction  Identification
     of           Number)                          of          Number)                          of          Number)
Incorporation                                Incorporation                                 Incorporation
     or                                            or                                           or
Organization)                                Organization)                                 Organization)


        200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
            MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2030                                (801) 945-2068

                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)

                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. On February 15, 2006, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2006-A Supplement, dated as of February 15, 2006.

                  On February 15, 2006, American Express Credit Account Master Trust issued its $584,500,000 Class A Floating Rate Asset Backed Certificates, Series 2006-A and $52,500,000 Class B Floating Rate Asset Backed Certificates, Series 2006-A (the "SERIES 2006-A CERTIFICATES").

                  On February 15, 2006, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2006-B Supplement, dated as of February 15, 2006.

                  On February 15, 2006, American Express Credit Account Master Trust issued its $584,500,000 Class A Floating Rate Asset Backed Certificates, Series 2006-B and $52,500,000 Class B Floating Rate Asset Backed Certificates, Series 2006-B (the "SERIES 2006-B CERTIFICATES" and, together with the Class 2006-A Certificates, the "CERTIFICATES").

                  The Series 2006-A Certificates are the twenty-seventh outstanding series in group II ("GROUP II"), which is a group of series which share finance charge collections pro rata, based on the relative size of the required payments to each series in Group II as compared to the total required payments of all series in Group II. The Series 2006-B Certificates are the twenty-eighth outstanding series in Group II.

                  The Certificates were not registered with the Securities and Exchange Commission or any other state securities commission and were offered only (a) to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT")) and (b) in offshore transactions in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act to persons other than U.S. persons (as defined in Regulation S under the Securities
                  Act) who also are "accredited investors" (as defined in Rule 501(a) under the Securities Act) that have a net worth of not less than U.S.$10 million.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                     AMERICAN EXPRESS RECEIVABLES FINANCING
                                     CORPORATION II, as
                                     originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                     By: /s/ Maureen Ryan
                                         --------------------------------------
                                     Name:  Maureen Ryan
                                     Title: President

                                     AMERICAN EXPRESS RECEIVABLES FINANCING
                                     CORPORATION III LLC,
                                     as originator of the Trust and
                                     Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                     By: /s/ Andrea J. Moss
                                         --------------------------------------
                                     Name:  Andrea J. Moss
                                     Title: President

                                     AMERICAN EXPRESS RECEIVABLES FINANCING
                                     CORPORATION IV LLC,
                                     as originator of the Trust and
                                     Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                     By: /s/ Daniel L. Follett
                                         ---------------------------------------
                                     Name:  Daniel L. Follett
                                     Title: President